J.P. MORGAN MUNICIPAL FUNDS

JPMorgan High Yield Municipal Fund

(All Share Classes)

(a series of JPMorgan Trust I)

Supplement dated January 3, 2019

to the Summary Prospectuses, Prospectuses and

Statement of Additional Information

dated November 1, 2018, as supplemented

Effective immediately, Chad A. Engelbert will no longer serve as a portfolio manager for the JPMorgan High Yield Municipal Fund (the “Fund”).

Effective immediately, the portfolio manager information in the “Risk/Return Summary — Management” section of each Summary Prospectus and Prospectus is hereby deleted in its entirety and replaced with the following:

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Wayne Godlin	2018	Managing Director
Jennifer Tabak	2007	Managing Director
Richard Taormina	2007	Managing Director
Kevin Ellis	2018	Executive Director

In addition, the “The Fund’s Management and Administration — The Portfolio Managers” section of each Prospectus is hereby deleted in its entirety and replaced by the following:

The Portfolio Managers

The lead portfolio managers who are primarily responsible for the day-to-day management of the Funds are listed below. As part of that responsibility, the portfolio managers establish and monitor the strategy and tactical allocations for the Funds. The portfolio managers are assisted by multiple specialist teams who support the strategies of the Funds within the parameters established by the lead portfolio managers. The portfolio management team for the Fund consists of Wayne Godlin, Jennifer Tabak, Richard Taormina and Kevin Ellis who are responsible for the day-to-day management of the Fund.

An employee since 2018, Mr. Godlin, Managing Director, is a senior portfolio manager for the Municipal and Tax Aware Strategies team focusing on high yield municipal bonds and is the lead portfolio manager responsible for the day-to-day management of the Fund’s investments. Mr. Godlin has over thirty years of municipal bond market experience in both credit analysis and portfolio management, with a focus on analyzing and managing high yield municipal bond portfolios. Previously, Mr. Godlin was a Consultant, evaluating client municipal bond portfolios, at Herbert J. Sims & Co. from 2017 to 2018 and a Senior Portfolio Manager and a member of the Investment Policy Committee at AllianceBernstein Asset Management from 2009 to 2016. An employee of JPMIM or a predecessor firm since 1991, Ms. Tabak, Managing Director and CFA charterholder, has been a portfolio manager in the Municipal and Tax Aware Fixed Income Group since 2005 and is responsible for overseeing the credit analysis for the tax-exempt securities in the Fund. Mr. Taormina, Managing Director, is a portfolio manager in the Municipal and Tax Aware Fixed Income Group and is responsible for overseeing the Fund’s investments in taxable and tax-exempt securities. An employee since 1997, Mr. Taormina is responsible for managing municipal mutual funds, institutional fixed income accounts, and quantitative analysis. Mr. Ellis, CFA charterholder and Executive Director, is a portfolio manager in the U.S. Fixed Income Group. An employee of JPMIM and/or its affiliates since May 2003, he is responsible for managing separate accounts in the Municipal Bond Group.

Effective immediately, all references to Mr. Engelbert are removed from the Statement of Additional Information.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE SUMMARY

PROSPECTUSES, PROSPECTUSES AND THE STATEMENT

OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE

SUP-HYMI-PM-119